UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 4, 2012
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On August 30, 2012, AMERCO held its 2012 Annual Meeting of Stockholders. At such meeting, Edward J. Shoen and M. Frank Lyons were elected as Class II directors to serve until the 2016 Annual Meeting of Stockholders. John M. Dodds and James P. Shoen continue as directors with terms that expire at the 2013 Annual Meeting of Stockholders. Charles J. Bayer and Michael L. Gallagher continue as directors with terms that expire at the 2014 Annual Meeting of Stockholders. John P. Brogan and Daniel R. Mullen continue as directors with terms that expire at the 2015 Annual Meeting of Stockholders.

In addition, our stockholders voted upon and approved: (i) the advisory vote on the approval of compensation paid to the Company’s named executive officers; (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2013 and (iii) a proposal received from Company stockholder proponents to ratify and affirm the decisions and actions taken by the Board of Directors and executive officers of the Company, with respect to AMERCO and its subsidiaries, for the time frame of April 1, 2011 and March 31, 2012.

Also our stockholders voted against a proposal received from a Company stockholder proponent to amend the Company’s written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and gender identity and to substantially implement the policy.

The following table sets forth the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted on at the 2012 Annual Meeting of Stockholders of AMERCO.

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Election of Directors:
Edward J. Shoen	14,631,539	-	2,771,561	-	471,708
M. Frank Lyons	17,017,714	-	385,386	-	471,708

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Advisory vote on the approval of compensation paid to the Company’s named executive officers	17,319,588	51,939	-	31,573	471,708

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Ratification of Appointment of Auditors	17,844,466	25,905	-	4,437	-

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Ratification of actions taken by the Board of Directors and executive officers from April 1, 2011 through March 31, 2012	13,871,671	3,522,790	-	8,639	471,708

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Proposal to amend the Company’s written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and gender identity	2,642,532	14,405,669	-	305,267	521,110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2012

AMERCO

/s/ Jason A. Berg
Jason A. Berg,
Principal Financial Officer and
Chief Accounting Officer